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                                                                  EXHIBIT 10.8.1




                                  AMENDMENT

                                   OF THE

                      PULITZER RETIREMENT SAVINGS PLAN


     The second sentence of Section 3.01(a) of the Pulitzer Retirement Savings Plan is amended to read as follows, effective January 1, 1997:

             "The designated percentage must be at least 1% and not more than 16% (10% in the case of Participants who are Highly Compensated Employees)."



                                           PULITZER PUBLISHING COMPANY


  9/16/97                                  /s/  Ronald H. Ridgway
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   Date                                         Ronald H. Ridgway
                                                Senior Vice President - Finance